                                                                    Exhibit 20.1

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                 SERIES 2000-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2000-1 Supplement, dated as of August 24, 2000, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 15, 2004 and with respect to the performance of the Trust during the month of May, 2004 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2000-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2000-1 Supplement.

A. Information Regarding the Current Monthly Distribution (Stated on the Basis of $1,000 Original Certificate Principal Amount)

1 The amount of the current monthly distribution in respect of
  Class A Monthly Principal                                                          $          0.00
                                                                                     ---------------

2 The amount of the current monthly distribution in respect of
  Class B Monthly Principal                                                          $          0.00
                                                                                     ---------------

3 The amount of the current monthly distribution in respect of
  Collateral Monthly Principal                                                       $          0.00
                                                                                     ---------------

4 The amount of the current monthly distribution in respect of
  Class A Monthly Interest                                                           $          1.01
                                                                                     ---------------

5 The amount of the current monthly distribution in respect of
  Class A Additional Interest                                                        $          0.00
                                                                                     ---------------

6 The amount of the current monthly distribution in respect of
  Class B Monthly Interest                                                           $          1.21
                                                                                     ---------------

7 The amount of the current monthly distribution in respect of
  Class B Additional Interest                                                        $          0.00
                                                                                     ---------------

8 The amount of the current monthly distribution in respect of
  Collateral Minimum Monthly Interest                                                $          1.60
                                                                                     ---------------

9 The amount of the current monthly distribution in respect of
  any accrued and unpaid Collateral Minimum Monthly Interest                         $          0.00
                                                                                     ---------------

B.       Information Regarding the Performance of the Trust

1 Collection of Principal Receivables

  (a)  Available Principal Collections                                               $106,210,953.69
                                                                                     ---------------

  (b)  Class A Investor Default Amount treated as Available Principal Collection     $  2,669,788.42
                                                                                     ---------------

  (c)  Class B Investor Default Amount treated as Available Principal Collection     $    183,071.21
                                                                                     ---------------

  (d)  Excess Spread treated as Available Principal Collection                       $    198,327.14
                                                                                     ---------------

2 Principal Receivables in the Trust

  (a) The aggregate amount of Principal Receivables in
      the Trust as of the end of the day on the last day
      of the related Monthly Period                                             $ 1,783,998,834.15
                                                                                ------------------

  (b)  The amount of Principal Receivables in the Trust
       represented by the Invested Amount of Series
       2000-1 as of the end of the day on the last
       day of the related Monthly Period                                        $   597,837,247.38
                                                                                ------------------

  (c)  The amount of Principal Receivables in the Trust
       represented by the Adjusted Invested Amount of
       Series 2000-1 as of the end of the day
       on the last day of the related Monthly Period                            $   597,837,247.38
                                                                                ------------------

  (d)  The amount of Principal Receivables in the Trust
       represented by the Class A Invested Amount as of
       the end of the day on the last
       day of the related Monthly Period                                        $   523,107,591.46
                                                                                ------------------

  (e)  The amount of Principal Receivables in the Trust
       represented by the Class A Adjusted Invested
       Amount as of the end of the day on the last
       day of the related Monthly Period                                        $   523,107,591.46
                                                                                ------------------

  (f)  The amount of Principal Receivables in the Trust
       represented by the Class B Invested Amount as of
       the end of the day on the last
       day of the related Monthly Period                                        $    35,870,234.84
                                                                                ------------------

  (g)  The amount of Principal Receivables in the Trust
       represented by the Class B Adjusted Invested
       Amount as of the end of the day on the last
       day of the related Monthly Period                                        $    35,870,234.84
                                                                                ------------------

  (h)  The amount of Principal Receivables in the Trust
       represented by the Collateral Invested Amount as
       of the end of the day on the last
       day of the related Monthly Period                                        $    38,859,421.08
                                                                                ------------------

  (i)  The amount of Principal Receivables in the Trust
       represented by the Collateral Adjusted Invested
       Amount as of the end of the day on the last
       day of the related Monthly Period                                        $    38,859,421.08
                                                                                ------------------

  (j)  The Floating Allocation Percentage with respect to
       the related Monthly Period                                                            33.51%
                                                                                ------------------

  (k)  The Class A Floating Percentage with respect to the
       related Monthly Period                                                                87.50%
                                                                                ------------------

  (l)  The Class B Floating Percentage with respect to the
       related Monthly Period                                                                 6.00%
                                                                                ------------------
  (m)  The Collateral Floating Percentage with respect to
       the related Monthly Period                                                             6.50%
                                                                                ------------------

  (n)  The Principal Allocation Percentage with respect to
       the related Monthly Period                                                            33.51%
                                                                                ------------------

  (o)  The Class A Principal Percentage with respect to
       the related Monthly Period                                                            87.50%
                                                                                ------------------

  (p)  The Class B Principal Percentage with respect to
       the related Monthly Period                                                             6.00%
                                                                                ------------------

  (q)  The Collateral Principal Percentage with respect to
       the related Monthly Period                                                             6.50%
                                                                                ------------------

3 Delinquent Balances

  The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
  Period:

                            Aggregate         Percentage
                             Account           of Total
                             Balance          Receivables
                        ------------------   ------------
(a)  30 -- 59 days:     $    21,202,631.59           1.19%
(b)  60 -- 89 days:     $    15,266,059.63           0.86%
(c)  90+ days:          $    19,300,378.50           1.08%
                        ------------------   ------------
     Total:             $    55,769,069.72           3.13%
                        ==================   ============

4 Investor Default Amount

  (a)  The Investor Default Amount for the related                $    3,051,186.77
       Monthly Period                                             -----------------

  (b)  The Class A Investor Default Amount for the                $    2,669,788.42
       related Monthly Period                                     -----------------

  (c)  The Class B Investor Default Amount for the                $      183,071.21
       related Monthly Period                                     -----------------

  (d)  The Collateral Default Amount for the related              $      198,327.14
        Monthly Period                                            -----------------

5 Investor Charge-Offs

  (a)  The aggregate amount of Class A Investor
       Charge-Offs for the related Monthly Period                 $            0.00
                                                                  -----------------

  (b)  The aggregate amount of Class A Investor
       Charge-Offs set forth in 5(a) above per $1,000
       of original certificate principal amount                   $            0.00
                                                                  -----------------

  (c)  The aggregate amount of Class B Investor
       Charge-Offs for the related Monthly Period                 $            0.00
                                                                  -----------------

  (d)  The aggregate amount of Class B Investor
       Charge-Offs set forth in 5(c) above per $1,000
       of original certificate principal amount                   $            0.00
                                                                  -----------------

  (e)  The aggregate amount of Collateral Charge-Offs
       for the related Monthly Period                             $            0.00
                                                                  -----------------

  (f)  The aggregate amount of Collateral Charge-Offs set
       forth in 5(e) above per $1,000 of original
       certificate principal amount                               $            0.00
                                                                  -----------------

  (g)  The aggregate amount of Class A Investor
       Charge-Offs reimbursed on the Transfer Date immediately
       preceding this Distribution Date                           $            0.00
                                                                  -----------------

  (h)  The aggregate amount of Class A Investor
       Charge-Offs set forth in 5(g) above per $1,000
       original certificate principal amount reimbursed
       on the Transfer Date immediately preceding this
       Distribution Date                                          $            0.00
                                                                  -----------------

  (i)  The aggregate amount of Class B Investor
       Charge-Offs reimbursed on the Transfer Date immediately
       preceding this Distribution Date                           $            0.00
                                                                  -----------------

  (j)  The aggregate amount of Class B Investor
       Charge-Offs set forth in 5(i) above per $1,000
       original certificate principal amount reimbursed
       on the Transfer Date immediately preceding this
       Distribution Date                                          $            0.00
                                                                  -----------------

  (k) The aggregate amount of Collateral Charge-Offs
      reimbursed on the Transfer Date immediately preceding
      this Distribution Date                                                        $            0.00
                                                                                    -----------------

  (l) The aggregate amount of Collateral Charge-Offs set
      forth in 5(k) above per $1,000 original
      certificate principal amount reimbursed on the
      Transfer Date immediately preceding Distribution Date                         $            0.00
                                                                                    -----------------

6 Investor Servicing Fee

  (a) The amount of the Class A Servicing Fee payable by
      the Trust to the Servicer for the related Monthly Period                      $      437,500.00
                                                                                    -----------------

  (b) The amount of the Class B Servicing Fee payable by
      the Trust to the Servicer for the related Monthly Period                      $       30,000.00
                                                                                    -----------------

  (c) The amount of the Collateral Servicing Fee payable
      by the Trust to the Servicer for the related Monthly Period                   $       32,500.00
                                                                                    -----------------

  (d) The amount of Servicer Interchange payable by the
      Trust to the Servicer for the related Monthly Period                          $      500,000.00
                                                                                    -----------------

7 Reallocations

  (a) The amount of Reallocated Collateral Principal Collections
      with respect to this Distribution Date                                        $            0.00
                                                                                    -----------------

  (b) The amount of Reallocated Class B Principal
      Collections with respect to this Distribution Date                            $            0.00
                                                                                    -----------------

  (c) The Collateral Invested Amount as of the close of
      business on this Distribution Date                                            $   39,000,000.00
                                                                                    -----------------

  (d) The Collateral Adjusted Invested Amount as of the
      close of business on this Distribution Date                                   $   39,000,000.00
                                                                                    -----------------

  (e) The Class B Invested Amount as of the close of
      business on this Distribution Date                                            $   36,000,000.00
                                                                                    -----------------

  (f) The Class B Adjusted Invested Amount as of the
      close of business on this Distribution Date                                   $   36,000,000.00
                                                                                    -----------------

  (g) The Class A Invested Amount as of the close of
      business on this Distribution Date                                            $  525,000,000.00
                                                                                    -----------------

  (h) The Class A Adjusted Invested Amount as of the
      close of business on this Distribution Date                                   $  525,000,000.00
                                                                                    -----------------

8 Collection of Finance Charge Receivables

  (a) The aggregate amount of Collections of Finance
      Charge Receivables and Annual Membership Fees
      processed during the related Monthly Period which were
      allocated in respect of the Class A Certificates                              $    6,255,448.74
                                                                                    -----------------

  (b) The aggregate amount of Collections of Finance
      Charge Receivables and Annual Membership Fees
      processed during the related Monthly Period which were
      allocated in respect of the Class B Certificates                              $      428,945.06
                                                                                    -----------------

  (c) The aggregate amount of Collections of Finance
      Charge Receivables and Annual Membership Fees processed during the related Monthly Period

       which were allocated in respect of the Collateral Interest                   $      464,690.48
                                                                                    -----------------

 9 Principal Funding Account

   (a) The principal amount on deposit in the Principal Funding
       Account on the related Transfer Date                                         $            0.00
                                                                                    -----------------

   (b) The Accumulation Shortfall with respect to the related
       Monthly Period                                                               $            0.00
                                                                                    -----------------

   (c) The Principal Funding Investment Proceeds deposited
       in the Finance Charge Account on the related Transfer
       Date to be treated as Class A Available Funds                                $            0.00
                                                                                    -----------------

   (d) The Principal Funding Investment Proceeds deposited
       in the Finance Charge Account on the related Transfer
       date to be treated as Class B Available Funds                                $            0.00
                                                                                    -----------------

10 Reserve Account

   (a) The Reserve Draw Amount on the related Transfer Date                         $            0.00
                                                                                    -----------------

   (b) The amount of the Reserve Draw Amount deposited in
       the Collection Account on the related Transfer Date to
       be treated as Class A Available Funds                                        $            0.00
                                                                                    -----------------
   (c) The amount of the Reserve Draw Account deposited in
       the Collection Account on the related Transfer Date to
       be treated as Class B Available Funds                                        $            0.00
                                                                                    -----------------

   (d) The amount of any Reserve Account Surplus                                    $            0.00
                                                                                    -----------------

11 Available Funds

   (a) The amount of Class A Available Funds on deposit in
       the Collection Account on the related Transfer Date                          $      528,645.83
                                                                                    -----------------

   (b) The amount of Class B Available Funds on deposit in
       the Collection Account on the related Transfer Date                          $       43,500.00
                                                                                    -----------------

   (c) The amount of Collateral Available Funds on deposit
       in the Collection Account on the related Transfer Date                       $       62,205.00
                                                                                    -----------------

   (d) Available Principal Collections on deposit in the
       Collection Account on the related Transfer Date                              $            0.00
                                                                                    -----------------

12 Excess Spread and Excess Finance Charge Collections

   (a) Excess Finance Charge Collection                                             $            0.00
                                                                                    -----------------

   (b) Class A Available Funds
         minus Class A Monthly Interest
         minus Class A Servicing Fee
         minus Class A Defaulted Amount                                             $    2,619,514.49
                                                                                    -----------------

       Class B Available Funds
         minus Class B Monthly Interest
         minus Class B Servicing Fee
         minus Class B Defaulted Amount                                             $      172,373.85
                                                                                    -----------------

       Collateral Available Funds                                                   $      464,690.48
                                                                                    -----------------

   (c) Excess Spread applied to the Class A Required
       Amount for the Monthly Period                                                $            0.00
                                                                                    -----------------

   (d) Excess Spread applied to the Class A Investor
       Charge-Offs for the related Monthly Period                          $            0.00
                                                                           -----------------

   (e) Excess Spread applied to the Class B Required
       Amount for the related Monthly Period                               $            0.00
                                                                           -----------------

   (f) Excess Spread applied to the Class B Default Amount
       for the related Monthly Period                                      $            0.00
                                                                           -----------------

   (g) Excess Spread applied to the Class B Invested Amount
       for the related Monthly Period                                      $            0.00
                                                                           -----------------

   (h) Excess Spread applied to the Collateral Minimum
       Monthly Interest for the related Monthly Period and for
       any past due Collateral Minimum Monthly Interest                    $       62,205.00
                                                                           -----------------

   (i) Excess Spread applied to the Collateral Servicing Fee due to the Servicer for the related Monthly Period or for any past
       due Collateral Servicing Fees                                       $       32,500.00
                                                                           -----------------

   (j) Excess Spread applied to the Collateral Default Amount as
       Available Principal Collections for the related Monthly Period      $      198,327.14
                                                                           -----------------

   (k) Excess Spread applied to the Collateral Invested Amount for
       the related Monthly Period                                          $            0.00
                                                                           -----------------

   (l) Excess Spread applied to the Reserve Account for the
       related Monthly Period                                              $            0.00
                                                                           -----------------

13 Finance Charge Shortfall

   (a) Finance Charge Shortfall for Series 2000-1                          $            0.00
                                                                           -----------------

   (b) Total Finance Charge Shortfall for all series in Group One          $            0.00
                                                                           -----------------

14 Base Rate

   (a) The Base Rate for the related Monthly Period                                     2.31%
                                                                           -----------------

15 Portfolio Yield

   (a) The Portfolio Yield for the related Monthly Period                               8.06%
                                                                           -----------------

   (b) The Portfolio Adjusted Yield for the related
       Monthly Period                                                                    N/A
                                                                           -----------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of June, 2004.

                            NATIONAL CITY BANK,
                            as Seller and Servicer

                               By: /s/ Thomas A. Chandler
                                   -----------------------------------
                             Name: Thomas A. Chandler
                            Title: Senior Vice President - Credit Card Finance